                                                                    EXHIBIT 99.1

                                            Net Interest Margin Trust 1995-A
                                            October, 2000
                                            Payment: November 15, 2000

                                            7.25% SECURITIZED NET INTEREST
                                            MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                            Distribution Date: November 15, 2000

                                                                                                           Per $1,000
Securitized Net Interest Margin Certificates                                                                Original
--------------------------------------------                                                              -----------
1.  Amount Available                                                               739,239.51
                                                                              ---------------
    Pro rata Share of Excess from NIM 94-A                                       3,465,814.86
                                                                              ---------------
Interest

2.  Aggregate Interest                                                             312,961.40              1.01610844
                                                                              ---------------------------------------


3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                               312,961.40
                                                                              ---------------

Principal

6.  Current month's principal distribution                                       3,892,092.97             12.63666549
                                                                              ---------------------------------------

7.  Remaining outstanding principal balance                                     47,908,414.15             155.5467992
                                                                              ---------------------------------------
    Pool Factor                                                                    0.15554680
                                                                              ---------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                                190,505,680.14**
                                                                             ----------------
9.  Aggregate amount on deposit in Reserve Fund                                  7,500,000.00
                                                                              ---------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                              38,570.23
                                                                              ---------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                                2,708,642.06
                                                                              ---------------

12. Weighted average CPR                                                               10.66%
                                                                              ---------------

13. Weighted average CDR                                                                3.98%
                                                                              ---------------

14. Annualized net loss percentage                                                      2.74%
                                                                              ---------------

15. Delinquency              30-59 day                                                  1.73%
                                                                              ---------------
                             60-89 day                                                  0.67%
                                                                              ---------------
                             90+ day                                                    1.12%
                                                                              ---------------
                             Total 30+                                                  3.52%
                                                                              ---------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/00.

                                                Net Interest Margin Trust 1995-A
                                                October, 2000
                                                Payment: November 15, 2000




                                     Fee Assets
               ---------------------------------------------------------
                   Guarantee            Inside             Fee Asset
                      Fees               Refi                Total
               ---------------------------------------------------------

GTFC 1994-5              0.00            18,591.02            18,591.02
GTFC 1994-6              0.00            17,356.89            17,356.89
GTFC 1994-7              0.00            19,131.07            19,131.07
GTFC 1994-8              0.00             9,374.41             9,374.41
GTFC 1995-1              0.00            21,574.89            21,574.89
GTFC 1995-2              0.00                 0.00                 0.00
GTFC 1995-3        155,768.31            37,900.63           193,668.94
GTFC 1995-4              0.00            50,724.40            50,724.40
GTFC 1995-5              0.00                 0.00                 0.00
               ---------------------------------------------------------

                   155,768.31           174,653.31           330,421.62

Total amount of Guarantee Fees and
     Inside Refinance Payments                               330,421.62
                                                   ---------------------

Subordinated Servicing Fees                                  251,128.10
                                                   ---------------------

Payment on Finance 1 Note                                    581,549.72
                                                   ---------------------

Allocable to Interest (current)                              581,549.72
                                                   ---------------------

Allocable to accrued but unpaid Interest                           0.00
                                                   ---------------------

Accrued and unpaid Trustee Fees                                    0.00
                                                   ---------------------

Allocable to Principal                                             0.00
                                                   ---------------------

Finance 1 Note Principal Balance                         109,642,264.68
                                                   ---------------------

                                                Net Interest Margin Trust 1995-A
                                                October, 2000
                                                Payment: November 15, 2000





                                            Inside
                             Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                         0.00     27,090.72     27,090.72
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                    99,729.28     30,869.79    130,599.07
                           ------------------------------------------

                               99,729.28     57,960.51    157,689.79

                           Total Residual and Inside
                               Refinance Payments         157,689.79